UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2022

Valley National Bancorp

(Exact name of registrant as specified in its charter)

New Jersey	1-11277	22-2477875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, New York, New York 10119

(Address and zip code of principal executive offices)

(973) 305-8800 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common Stock, no par value	VLY	The Nasdaq Stock Market LLC
Non-Cumulative Perpetual Preferred Stock, Series A, no par value	VLYPP	The Nasdaq Stock Market LLC
Non-Cumulative Perpetual Preferred Stock, Series B, no par value	VLYPO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 13, 2022, Valley National Bancorp (“Valley”) held a special meeting of shareholders (the “Valley special meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of September 22, 2021, by and among Valley, Bank Leumi Le-Israel Corporation (“Leumi USA”) and Volcano Merger Sub Corporation (the “merger agreement”), which provides for the acquisition of Leumi USA by Valley.

As of the close of business on November 19, 2021, the record date for the Valley special meeting, there were 406,747,860 shares of common stock, no par value, of Valley (“Valley common stock”) outstanding, each of which was entitled to one vote for each proposal at the Valley special meeting. At the Valley special meeting, a total of 299,220,498 shares of Valley common stock, representing approximately 73.5% of the shares of Valley common stock outstanding and entitled to vote, were present virtually via the Valley special meeting website or by proxy, constituting a quorum to conduct business.

At the Valley special meeting, the following proposals were considered:

1.	a proposal to approve the issuance of shares of Valley common stock pursuant to the merger agreement (the “share issuance proposal”); and

2.

a proposal to approve one or more adjournments of the Valley special meeting, if necessary or appropriate, including to permit further solicitation of proxies if there are insufficient votes at the time of the Valley special meeting to approve the share issuance proposal (the “adjournment proposal”).

Each of the proposals was approved by the requisite vote of Valley’s shareholders. The final voting results for each proposal are described below. For more information on each of these proposals, see the proxy statement.

1.	The share issuance proposal:

For	Against	Abstain	Broker Non-Votes
294,707,681	3,211,444	1,301,373	N/A

2.	The adjournment proposal:

For	Against	Abstain	Broker Non-Votes
267,305,333	30,266,919	1,648,246	N/A

Item 8.01.	Other Events.

On January 14, 2022, Valley issued a press release announcing the results of the Valley special meeting held on January 13, 2022.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release of Valley National Bancorp, dated January 14, 2022

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Forward Looking Statements

The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to those regarding the Transaction and the issuance of shares of Valley common stock as consideration in the Transaction. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, relationships, opportunities, taxation, technology and market conditions. These statements may be identified by such forward-looking terminology as “will,” “estimate,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. In addition to factors previously disclosed in Valley’s reports filed with the SEC and those identified elsewhere in this communication, factors that may cause actual results to differ from those contemplated by such forward-looking statements include, but are not limited to, the following: the possibility that the Transaction does not close when expected or at all because regulatory or other approvals or other conditions to the closing of the Transaction are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect Valley or the expected benefits of the Transaction); the inability to realize expected cost savings and synergies from the Transaction in amounts or in the timeframe anticipated, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Valley and Leumi operate; changes in the estimates of non-recurring charges; the diversion of management’s attention and time from ongoing business operations and opportunities on issues relating to the Transaction; the possibility that costs or difficulties relating to Leumi integration matters might be greater than expected, including as a result of unexpected factors or events; changes in the stock price of Valley from the date of the acquisition announcement to the closing date; material adverse changes in Valley’s or Leumi’s operations or earnings; the inability to retain customers and qualified employees of Leumi; higher- or lower-than-expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations and case law; weakness or a decline in the U.S. economy, in particular in New Jersey, the New York Metropolitan area (including Long Island), Florida, California or the Chicago metropolitan area; an unexpected decline in commercial real estate values within Valley’s or Leumi’s market areas, reputational risk and potential adverse reactions of Valley’s or Leumi’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the outcome of any legal proceedings that have been or may be instituted against Valley or Leumi; and the impact of the global COVID-19 pandemic on Valley’s or Leumi’s businesses, the ability to complete the Transaction or any of the other foregoing risks. Further information regarding Valley and factors which could affect the forward-looking statements contained herein are set forth in Valley’s Annual Report on Form 10-K for the year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2021, June 30, 2021 and September 30, 2021, and its other filings with the SEC. Valley assumes no obligation for updating any such forward-looking statement at any time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALLEY NATIONAL BANCORP

By:	/s/ Ronald H. Janis
Name:	Ronald H. Janis
Title:	Senior Executive Vice President and General Counsel

Date: January 14, 2022